SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2014

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2014, Walgreen Co. (“Walgreens”) announced that Mr. Gregory D. Wasson informed the Board of Directors (the “Board”) of Walgreens that he will retire as President and Chief Executive Officer, and as a member of the Board, effective shortly after the completion of Walgreens’ pending acquisition of the remaining 55% of Alliance Boots GmbH (“Alliance Boots”) that it does not currently own pursuant to the Purchase and Option Agreement, dated as of June 18, 2012, as amended, by and among Walgreens, Alliance Boots, and AB Acquisitions Holdings Limited (such effective time, the “Transition Time”).

On December 10, 2014, the Board met and formally accepted Mr. Wasson’s retirement as of the Transition Time. The Board also appointed (a) James A. Skinner, the current Chairman of the Board, to serve as Executive Chairman, effective at the Transition Time and (b) Stefano Pessina, the current Executive Chairman of Alliance Boots and a member of the Board, to serve as Acting Chief Executive Officer reporting to Mr. Skinner as Executive Chairman, effective at the Transition Time, pending the completion of the Board’s search for a successor to Mr. Wasson as Chief Executive Officer. In addition, effective at the Transition Time, the Board appointed William C. Foote as lead independent director.

The Board has formed a Search Committee with Steven A. Davis, member of the Board and Chair of the Nominating & Governance Committee, as Chair to identify a permanent Chief Executive Officer. The remaining members of the Committee will be determined shortly after which the Committee will retain an executive recruiting firm to assist in the search.

Mr. Pessina, age 73, has extensive leadership experience and knowledge of Walgreens and Alliance Boots. Mr. Pessina has been a director of Walgreens since 2012 and has served as Executive Chairman of Alliance Boots since July 2007, having previously served as its Executive Deputy Chairman. Mr. Pessina previously served as Alliance Boots’ Executive Deputy Chairman. Prior to the merger of Alliance UniChem and Boots plc, Mr. Pessina was Executive Deputy Chairman of Alliance UniChem, previously having been its Chief Executive for three years through December 2004. Mr. Pessina was appointed to the Alliance UniChem Board in 1997 when UniChem merged with Alliance Santé, the Franco-Italian pharmaceutical wholesale group which he established in Italy in 1977. Mr. Pessina also serves on the Board of Directors of Galenica AG, a publicly-traded Swiss healthcare group, and a number of private companies.

Mr. Pessina or certain of his affiliates are parties to certain transactions with Walgreens which are described in Item 13 of Walgreens’ Annual Report on Form 10-K for the year ended August 31, 2014, as amended, which description is incorporated herein by reference.

Item 8.01.	Other Events.

A copy of Walgreens’ press release related to the matters described above in this Item 5.02 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

99.1	Walgreen Co. press release issued on December 10, 2014

Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements: Statements in this filing that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, those described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, as amended, which is incorporated herein by reference, and in other documents that we file or furnish with the Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this filing, whether as a result of new information, future events, changes in assumptions or otherwise.

Important Information for Investors and Shareholders

In connection with the proposed transactions between Walgreens and Alliance Boots GmbH, Walgreens Boots Alliance, Inc. (“WBA”) has filed with the SEC a registration statement on Form S-4 and two amendments thereto, as well as a definitive prospectus of WBA and a definitive proxy statement of Walgreens in connection with the proposed transactions. The registration statement, as amended, was declared effective by the SEC on November 24, 2014, and the definitive proxy statement/prospectus was mailed to Walgreens’ shareholders on or about November 24, 2014. INVESTORS AND SECURITY HOLDERS OF WALGREENS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Walgreens or WBA through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Walgreens or WBA will be available free of charge on Walgreens’ internet website at www.walgreens.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Walgreens’ Investor Relations Department at (847) 315-2361.

Participants in the Solicitation

Walgreens, Alliance Boots GmbH, WBA and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Walgreens common stock in respect of the proposed transactions. You can find information about Walgreens’ directors and executive officers in Walgreens’ Annual Report on Form 10-K for the year ended August 31, 2014, as amended. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of proxies in favor of the proposed transactions is set forth in the definitive proxy statement/prospectus. You can obtain free copies of these documents, which are filed with the SEC, from Walgreens using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: December 10, 2014	By:	/s/ Jan S. Reed
	Title:	Corporate Vice President, General Counsel and Assistant Secretary